UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026 (March 3, 2026)

Commission File No. 000-30053

ALLIED ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	22-3084979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

104-360 College Street Suite #251

Toronto, ONT M5T 1S6

Canada

(Address of principal executive offices, zip code)

1-888-458-2454

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On March 3, 2026, Allied Energy, Inc. (the “Company”) dismissed Victor Mokuolu, CPA PLLC (“VM CPA”) as the Company’s independent registered public accounting firm. The Company first notified VM CPA of its intent on February 24, 2026 and provided official dismissal notice on March 4, 2026 including a copy of this Form-8-K. The decision to change accountants was approved by the Company’s Board of Directors (“Board”) on March 3, 2026.

The Auditor’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles,  except that the audit report of VM CPA on the Company’s financial statements for fiscal years 2023 and 2024 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through March 3, 2026, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Auditor, would have caused the Auditor to make reference to the subject matter of such disagreements in connection with its reports on the Company’s financial statements for such years and interim period, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Auditor with a copy of the foregoing disclosures and requested that the Auditor furnish a letter addressed to the Securities and Exchange Commission (SEC) stating whether it agrees with the statements made herein. A copy of the Auditor’s letter, dated March 4, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On March 3, 2026, the Company, upon the Board’s approval, engaged J&S Associate PLT (the “New Auditor”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, neither the Company nor anyone on its behalf consulted with the New Auditor regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by the New Auditor that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description
16.1	Letter from Victor Mokuolu CPA PLLC addressed to the Securities and Exchange Commission dated March 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Allied Energy, Inc.

Dated: March 4, 2026	/s/ Adrian Capobianco
By: Adiran Capobianco
Chief Executive Officer

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